SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 12, 2005

Date of Report (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-29819

(Commission File Number)

58-2349413

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 518-4879

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 12, 2005, Mr. Harmel S. Rayat, a current director, was appointed to the position of president and chief executive officer of HepaLife Technologies, Inc.  Mr. Rayat, a majority shareholder, will also assume the position of Chief Financial Officer and Principal Accounting Officer. Mr. Arian Soheili, the Company’s former president and CEO, will remain on as a director, secretary and treasurer.

Mr. Rayat has been in the brokerage and venture capital industry since 1981. Between January 1993 and April 2001, Mr. Rayat served as the president of Hartford Capital Corporation, a company that provided financial consulting services to a wide range of emerging growth corporations.

Between April 2001 through January 2002, Mr. Rayat acted as an independent consultant advising small corporations and since January 2002, he has been president of Montgomery Asset Management Corporation, a privately held firm providing financial consulting services to emerging growth corporations.

Mr. Rayat has served, and continues to serve, as a director, executive officer and majority shareholder of a number of publicly traded and privately held corporations. Because Mr. Rayat will continue to engage in other activities, he will not be devoting his full-time and efforts to our business affairs.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On August 12, 2005, HepaLife Technologies, Inc. issued a news release to announce the appointment of Mr. Harmel S. Rayat, a current director, to the position of president and chief executive officer.  This news release, dated August 12, 2005, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Press Release dated August 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Harmel S. Rayat

Harmel S. Rayat

President and CEO

Date: August 16, 2005

EXHIBIT 99.1

HepaLife Announces Appointment Of New President and Chief Executive Officer.

Vancouver, BC – August 12, 2005 – HepaLife Technologies, Inc. (OTCBB: HPLF), a development stage biotechnology company focused on the identification, development and eventual commercialization of technologies and products for liver toxicity detection and the treatment of various forms of liver dysfunction and disease, is pleased to announce the appointment of Mr. Harmel S. Rayat, a current director, to the position of president and chief executive officer.

“Just recently, with the assistance of Mr. Rayat, we’ve reached several important milestones, including surpassing a number of previously established research objectives in the ongoing optimization of our PICM-19H cell line, which we intend to incorporate into in an artificial liver device and use in in-vitro toxicology and pre-clinical drug testing platforms, and entering into a $15 million common stock purchase agreement with Fusion Capital,” comments Mr. Arian Soheili, the Company’s former president and CEO, who remains with HepaLife as a director, secretary and treasurer. Mr. Rayat will also assume the position of Chief Financial Officer and Principal Accounting Officer. The Company will seek to augment its executive management team with the addition of other qualified individuals.

Mr. Soheili continues, “Now HepaLife is poised to increase the pace of its research and developmental activities by expanding its research and managerial team and setting new research and business milestones. And we’re pleased to do so under the leadership of Mr. Rayat, the founder of HepaLife, a director and a majority shareholder.”

Commenting on his appointment, Mr. Rayat states, “Through the dedicated work of our collaborating United States Department of Agriculture scientists, Drs. Neil Talbot, Tom Caperna, Ayesha Mahmood and Mr. Ryan Willard; the ongoing support and hard work of our administrative staff, Jeet Sidhu, Jay Bhogal, Ranjit Bhogal, and Laura Rivers-Bowerman, our shareholders communications representative; and, of course,  the guidance of our various scientific advisory board members, we’ve made significant strides during the past few years in our development as a biotechnology research and development company. Today, with the added financial support afforded to us by Fusion Capital, we are in a position to substantially expand our efforts and, in the process, we hope to make a meaningful difference to the millions who suffer from liver disease. I know I speak for our entire staff, our officers and directors when I say that we will support and work diligently and tirelessly with our collaborating scientists in their continuing research efforts to develop an artificial liver device.”

Mr. Rayat further states, “Having experienced first hand the devastating effects of liver disease through the loss of a family member, the importance of the ongoing research being conducted by our collaborating scientists cannot be underestimated. Because of a variety of factors, including rampant alcohol abuse, widespread hepatitis and ever increasing drug use and abuse, liver disease continues to take its toll, both emotionally and financially. In fact, according to the NIH, an estimated one quarter of Americans will suffer from a liver or biliary disease at some point in their lifetime.”

Mr. Rayat has been in the brokerage and venture capital industry since 1981. Between January 1993 and April 2001, Mr. Rayat served as the president of Hartford Capital Corporation, a company that provided financial consulting services to a wide range of emerging growth corporations. Between April 2001 through January 2002, Mr. Rayat acted as an independent consultant advising small corporations and since January 2002, he has been president of Montgomery Asset Management Corporation, a privately held firm providing financial consulting services to emerging growth corporations. Mr. Rayat has served, and continues to serve, as a director, executive officer and majority shareholder of a number of publicly traded and privately held corporations. Because Mr. Rayat will continue to engage in other activities, he will not be devoting his full-time and efforts to our business affairs.

HepaLife’s Collaborating Scientists

Mr. Rayat concludes by saying, “In addition to our hardworking and dedicated employees, management and directors, I’d also like to publicly acknowledge and recognize the tremendous talents and accomplishments our collaborating scientific team – who I regard as being the core and heart of our business.”

Dr. Neil C. Talbot

With a Bachelor’s degree in biology, a Master of Science degree (viral immunology major) and a Doctorate in cellular and molecular oncology, Dr. Talbot has over 24 years of scientific research experience with the University of Maryland, Squibb Institute for Medical Research (E.R. Squibb and Sons, Inc.), National Institutes of Health and is currently employed by the U.S. Department of Agriculture, where Dr. Talbot received a Merit Award for superior performance on in vitro culture of embryonic cells in 1993 and a Scientist of the Year Award in 1996.

Dr. Talbot has extensive knowledge and experience in the following areas:

-  Research on nuclear cloning of cattle and embryonic stem cells of the pig, sheep and cow;

-  Oncogene and transformation suppression research with the isolation and characterization of oncogene resistant NIH/3T3 cell lines and v-Ki-ras suppressor genes;

-  Tyrosine Kinase oncogene suppression research with the analysis of the C127 mouse cell line's resistance to transformation by various oncogenes by transfection or infection;

-  Oncogene suppression research with the development of human HOS cell lines resistant to transformation by the v-Ki-ras oncogene.

-  Viral DNA analysis and production of monoclonal antibodies to equine herpesvirus type 1.

-  Immunoassays (ELISA, SN, CF, and cytotoxicity) for the evaluation of the antibody response in experimental infections of equine herpesvirus type 1.

Dr. Talbot is widely published, with numerous research papers in such publications as: In Vitro Cellular and Developmental Biology; Cells Tissues Organs; Veterinary Immunology and Immunopathology; and Experimental Cell Research. Dr. Talbot is the co-inventor of the Hepatocyte Cell Line Derived from the Epiblast of Pig Blastocysts, U.S. Patent 5,532,156, issued July 2, 1996, and the Artificial Liver Device, U.S. Patent 5,866,420, issued February 2, 1999.

Dr. Thomas J. Caperna

With a Bachelor’s degree in Wildlife Biology and Zoology, a Master of Science degree in Biology (immunochemistry), and a PhD in Nutritional Biochemistry, Dr. Caperna has over 23 years of animal and cell research experience. Dr. Caperna has held research positions at Syracuse University and Virginia Polytechnic Institute and has been an associate and a research scientist at the U.S. Department of Agriculture since 1986.

Dr. Caperna’s expertise and research are in the following areas:

-  Isolation and culture of rat and pig hepatic parenchymal and sinusoidal cells

-  Hepatocellular trace metal metabolism and metalloprotein biochemistry

-  Pig, chicken and bovine endocrinology

-  Nutrient-hormone interactions

-  Growth, development and energy metabolism in the pig with emphasis on the somatotropin axis

-  Stable isotope methodology in metabolic studies

-  Proteomics and Mass Spectrometry

Dr. Ayesha  Mahmood

Dr. Ayesha Mahmood holds a Bachelor's degree in Biochemistry, a Master of Science in Chemical Engineering and a PhD in Biomedical Engineering from Wayne State University (WSU), a biomedical engineering pioneer since 1939 and a recognized research innovator in small diameter blood vessel grafts, tissue engineering and biomaterials for tissue and organ replacement.

Dr. Mahmood has published studies and delivered research presentations on biomaterials engineering, tissue engineering, chemical engineering and more, and has presented her findings to leading scientific peer review groups, including the Transactions of the Society for Biomaterials, American Institute of Chemical Engineers, Society of Biomaterials, and others.

Dr. Mahmood works at the U.S. Department of Agriculture’s Agricultural Research Service Growth Biology Laboratory located in Beltsville, MD.

Mr. Ryan Willard

Having completed his B.S. degree (cum laude) in Integrated Science and Technology/Biotechnology (ISAT) with a minor in Business at James Madison University in Harrison, VA, Mr. Ryan Willard subsequently undertook studies at the Department of Biology, University of Virginia (Charlottesville, VA).

Among his broad scope of research experience, Mr. Willard has worked on genetic cloning and sequencing, protein purification, and the development of non-isotopic assays.

Most recently, Mr. Willard’s efforts as Senior Laboratory and Research Specialist at University of Virginia have focused on the development of a high-throughput assay for screening HIV anti-Rev compounds, testing positive compounds from the screen for efficacy and toxicity, and ultimately working towards elucidating a mechanism for each.

Mr. Willard works at the U.S. Department of Agriculture’s Agricultural Research Service Growth Biology Laboratory located in Beltsville, MD.

[ View additional information at:

http://www.hepalife.com/Index.asp?url=Founders/Founders.html&dstr=Scientific%20Founders, http://www.hepalife.com/Investor/PressReleases/20050104-1.html  and

http://www.hepalife.com/Investor/PressReleases/20050411-1.html ]

ABOUT HEPALIFE TECHNOLOGIES, INC.

HepaLife Technologies, Inc. (OTCBB:HPLF) is a development stage biotechnology company focused on the identification, development and eventual commercialization of technologies and products for liver toxicity detection and the treatment of various forms of liver dysfunction and disease.

Currently, HepaLife is concentrating its efforts on creating the first-of-its-kind artificial liver device and developing proprietary in-vitro toxicology and pre-clinical drug testing platforms. The Company’s research and development work is being conducted at two U.S. Department of Agriculture laboratories, the Growth Biology Laboratory and the Biotechnology and Germplasm Laboratory, both located at the Beltsville Agricultural Research Center in Beltsville, Maryland.

Artificial Liver Device

Presently, through a Cooperative Research and Development Agreement, and in collaboration with Dr. Neil C. Talbot and Dr. Thomas J. Caperna, HepaLife Technologies is working towards optimizing the hepatic functionality of the patented PICM-19 cell line. The hepatic characteristics of the PICM-19 cell line have been demonstrated to have potential application in the production of an artificial liver device for use by human patients with liver failure.

With 25 million Americans suffering from liver disease, the need for an artificial liver device able to remove toxins and improve immediate and long-term survival results is more critical today than ever before. Limited treatment options, a low number of donor organs, the high price of transplants and follow up costs, a growing base of hepatitis, alcohol abuse, drug overdoses, and other factors that result in liver disease all clearly indicate a strong need for an artificial liver device.

In-Vitro Toxicology Testing

Hepatotoxicity, or liver damage caused by medications and other chemical compounds, is the single most common reason leading to drug withdrawal or refusal of drug approval by the Food and Drug Administration (FDA). In fact, about one third of all drugs fail pre-clinical or clinical trials due to the toxic nature of the compounds being tested, costing pharmaceutical companies around $2 billion annually on such toxicity-related drug failures.

With the cost to develop an FDA approved drug approaching $1 billion and taking 10 to 15 years, a 10% improvement in predicting failures before clinical trials could save $100 million in development costs per drug. Despite efforts to develop better methods, most of the tools used for toxicology and human safety testing are decades old.

The PICM-19 cells grown in vitro synthesize liver specific proteins such as albumin and transferrin, and display enhanced liver-specific functions such as ureagenesis and cytochrome P450 activity. As a result, HepaLife, using the patented PICM-19 cell line, plans to develop proprietary in vitro toxicological and pre-clinical drug testing platforms that will more accurately determine the potential toxicity and metabolism of new pharmacological compounds in the liver.

At present, the Company does not have commercial products intended to diagnose, treat, cure or prevent any disease. The statements contained in this press release regarding our ongoing research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration.

For additional information, please visit www.hepalife.com

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http://www.hepalife.com/Alerts-Index.asp

To view the full HTML text of this release, please visit:

http://www.hepalife.com/Investor/PressReleases/20050812-1.html

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that HepaLife will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

HepaLife Technologies, Inc.

Ms. Laura Rivers-Bowerman, Shareholder Communications

Phone: (800) 518-4879

Web Site: www.HepaLife.com